Exhibit 99.1

Safe Harbor This document contains forward-looking statements within the meaning of the federal securities laws. We intend these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws. In particular, any projections regarding our future revenues, expenses, earnings, capital expenditures, effective tax rates, client trading activity, accounts, stock price or anticipated benefits of the TD Waterhouse transaction, as well as the assumptions on which such expectations are based, and future operations are forward-looking statements. These statements reflect only our current expectations and are not guarantees of future performance or results. These statements involve risks, uncertainties and assumptions that could cause actual results or performance to differ materially from those contained in the forward-looking statements. These risks, uncertainties and assumptions include general economic and political conditions, interest rates, market fluctuations and changes in client trading activity, increased competition, systems failures and capacity constraints, ability to service debt obligations, integration associated with the TD Waterhouse transaction, realization of synergies from the TD Waterhouse transaction, effects of new pricing structure, regulatory and legal matters and uncertainties and other risk factors described in our latest Annual Report on Form 10-K, filed with the SEC on Dec. 14, 2005, and in our Quarterly Report on Form 10-Q filed on May 9, 2006. These forward- looking statements speak only as of the date on which the statements were made. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. These slides are part of the Company's Analyst Day/Investor Day Presentation and should be considered together with the presenter's comments, which are available on www.amtd.com.

Reasons We Exist Three Priorities: Clients - Shareholders - Associates Three Objectives: Growth - Retention - Yield Three Client Segments: Active - Long-Term - RIA 2003 0.25 2004 0.66 2005 0.82

TDA 25% TDA 11% Growth Strategy - Market Share - Opportunity (1) Source: Company reports for Q ended 3/31/06. Online Competitors include Charles Schwab, E*Trade Brokerage, Fidelity Investments, OptionsXpress, Scottrade, TD AMERITRADE. Trading volume for E*Trade consists of retail daily average revenue trades, which excludes professional trades. Trading volume for Schwab consists of "daily average revenue trades," which includes all client trades that generate commission revenue or revenue from principal mark-ups (i.e., fixed income), including trades of equities, options, fixed income securities, and mutual funds that generate transaction fees, and excluding Mutual Fund OneSource trades and other asset-based trades. Fidelity trading numbers are based on "Daily average retail commissionable trades," Scottrade numbers are "Daily Average Trades Per Day," and OptionsXpress numbers are "Daily average Revenue trades." Trading volume for TD AMERITRADE consists of average daily trades, which includes all client trades of equities, options, mutual funds and debt instruments. (2) Source: Company websites and filings and Merrill Lynch Equity Research. Online Competitors 75% Online Competitors 89% Trades (1) 1st Qtr 2nd Qtr 3rd Qtr East 3 34 63 Client Assets (2) Online Competitors 34% Full Commission 63% TDA 3% Client Assets (1)

The Market Opportunity 62% 33% 5% Affluent (>$1M) Mass-Affluent ($100k to $1M) Mainstream (<$100K) Source: Forrester Research, Inc., June 10, 2005. Less than $1M Investable Assets = $16T US Population US Retail Assets 0% 100% 13% 39% 48%

Active Trader Long-Term Investor Registered Investment Advisor Market Opportunity Diversified Revenue Stream Unique set of Assets to Succeed Financial Performance 50%+ Pre-Tax Margin (1) Transaction Based $ Asset Based $ Low Cost Scalable Platform, Branches, People & Sales (1) 50%+ Pre-tax margin assumes all synergies are realized. Business Model

"A Comprehensive, Coordinated Execution Plan" Client Segments Way We Think Strategy Market Opportunity Value Proposition Marketing Focus Sales Approach Earnings Power Metrics Trades New Accounts Retention Investable Assets Yield

3rd Qtr 4th Qtr 2005 0.66 27.4 90 20.4 2006 0.82 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Exec Comp 6% Guidance Philosophy Management Philosophy FY04 FY05 $0.66 $0.82 24% EPS Improvement (1) (1) EPS is earnings per diluted share. Philosophies

TD Strategic Partnership Benefits of TD Bank Powerful North American Enterprise TD Bank Financial Group has an investment in TD AMERITRADE Holding Corporation public stock.

Accounts 1.5M > 300% 6.1M Spring '01(1) Current (2) Change Market Cap $700M > 1500% $11.3B Client Assets $24B > 1000% $266B Pre-Tax Margins ( - ) ^ 43 - 53% Power of Operating Leverage and Scale (1) Spring '01 is as of the March Q, 2001 ended 3/30/01, except for Market Cap, which is based on closing price for April 4, 2001. (2) The current pre-tax margins are midpoint of Outlook Statement for fiscal years 2006 and 2007 respectively excluding the gain on the disposal of Knight investment. The current accounts, client assets and market cap are as of April 28, 2006.

TD AMERITRADE, Inc., member NASD/SIPC. TD AMERITRADE is a trademark jointly owned by TD AMERITRADE IP Company, Inc. and The Toronto-Dominion Bank. (c) 2006 TD AMERITRADE IP Company, Inc. All rights reserved. Used with permission. Growth • Retention • Yield

TD Bank Financial Group has an investment in TD AMERITRADE Holding Corporation public stock.

Forward-Looking Statements From time to time, the Bank makes written and oral forward-looking statements, including in this presentation, in other filings with Canadian regulators or the U.S. Securities and Exchange Commission (SEC), and in other communications. All such statements are made pursuant to the "safe harbour" provisions of the United States Private Securities Litigation Reform Act of 1995 and in any applicable Canadian securities legislation. Forward-looking statements include, among others, statements regarding the Bank's objectives and targets, and strategies to achieve them, the outlook for the Bank's business lines, and the Bank's anticipated financial performance. Forward-looking statements are typically identified by words such as "believe", "expect", "anticipate", "intend", "estimate", "plan", "may" and "could". By their very nature, these statements require us to make assumptions and are subject to inherent risks and uncertainties, general and specific, which may cause actual results to differ materially from the expectations expressed in the forward-looking statements. Some of the factors that could cause such differences include: the credit, market, liquidity, interest rate, operational, reputational, insurance, strategic, foreign exchange, regulatory, legal and other risks discussed in the management discussion and analysis section, in other regulatory filings made in Canada and with the SEC, including the Bank's 2005 Annual Report; general business and economic conditions in Canada, the United States and other countries in which the Bank conducts business, as well as the effect of changes in monetary policy in those jurisdictions and changes in the foreign exchange rates for the currencies of those jurisdictions; the degree of competition in the markets in which the Bank operates, both from established competitors and new entrants; legislative and regulatory developments; the accuracy and completeness of information the Bank receives on customers and counterparties; the timely development and introduction of new products and services in receptive markets; expanding existing distribution channels; developing new distribution channels and realizing increased revenue from these channels, including electronic commerce-based efforts; the Bank's ability to execute its integration, growth and acquisition strategies, including those of its subsidiaries particularly in the U.S.; changes in accounting policies and methods the Bank uses to report its financial condition, including uncertainties associated with critical accounting assumptions and estimates; the effect of applying future accounting changes; global capital market activity; consolidation in the Canadian financial services sector; the Bank's ability to attract and retain key executives; reliance on third parties to provide components of the Bank's business infrastructure; technological changes; change in tax laws; unexpected judicial or regulatory proceedings; continued negative impact of the United States securities litigation environment; unexpected changes in consumer spending and saving habits; the possible impact on the Bank's businesses of international conflicts and terrorism; acts of God, such as earthquakes; the effects of disease or illness on local, national or international economies; the effects of disruptions to public infrastructure, such as transportation, communications, power or water supply; and management's ability to anticipate and manage the risks associated with these factors and execute the Bank's strategies. A substantial amount of the Bank's business involves making loans or otherwise committing resources to specific companies, industries or countries. Unforeseen events affecting such borrowers, industries or countries could have a material adverse effect on the Bank's financial results, businesses, financial condition or liquidity. The preceding list is not exhaustive of all possible factors. Other factors could also adversely affect the Bank's results. For more information, see the discussion starting on page 56 of the Bank's 2005 Annual Report. All such factors should be considered carefully when making decisions with respect to the Bank, and undue reliance should not be placed on the Bank's forward-looking statements. The Bank does not undertake to update any forward-looking statements, whether written or oral, that may be made from time to time by or on its behalf.

Fast Facts about TD Q1FY06 Total Assets US$336B Q1FY06 Total Deposits US$224B FY05 Adjusted Net Income - US$2.4B(1) Q1FY06 Tier 1 Capital Ratio - 10.1% FY05 average number of FTE ~ 51,000 Current Market Cap ~ US$40B Over 14M customers worldwide (1) The Bank's financial results prepared in accordance with Canadian GAAP are referred to as "reported" results. The Bank also utilizes "adjusted" earnings (i.e., reported earnings excluding amortization of intangibles and other "items of note") to assess each of its businesses and measure overall Bank performance. Adjusted net income is not a defined term under Canadian GAAP and may not be comparable to similar terms used by other issuers. See page 14 of the 2005 Annual Report for an explanation of how the Bank reports and a reconciliation of adjusted earnings to reported results. Reported net income for FY 2005 was Cdn$2.2B.

P&C Dom Wealth TDW USA TD BNK Wholesale Q1 2005 1702 324 108 158 551 Business Segment Earnings Mix Based on adjusted earnings for fiscal 2005 as described on slide #3. TD Canada Trust TD Securities TDW Canada TDW USA TD Banknorth Canadian Retail 71% U.S. Retail 10% Wealth Management 15%

Canadian P&C - TD Canada Trust Averaged 16% growth per year over the last 3 years #1 and #2 market share in most retail products (1) #3 in Home & Auto Insurance and #1 in Direct Response (2) Rated #1 in "Overall quality of customer service" (3) Rated "Best Consumer Internet Bank in Canada" (4) 10M customers, including 4.5M online customers Over 1,000 branches and 2,400 ABM High Growth, Leading Market Position (1) Source: Office of the Superintendent of Financial Institutions. (2) Source: MSA Research. (3) Rated #1 among Canada's five major banks in 8 of 11 categories including "Overall quality of customer service" by an independent market research firm Synovate in 2005. (4) 2005 World's Best Internet Banks competition.

Canadian Wealth - TD Waterhouse Averaged over 20% growth per year over the last 3 years An integrated wealth management platform Strong referral flow with Retail Bank #1 in discount brokerage and private investment counsel (1) #5 in mutual funds (2) #6 in full service brokers (3) Major Domestic Player; Very Rapid Growth (1) Source: Investor Economics. (2) Source: Investment Funds Institute of Canada (IFIC). (3) Source: Investor Economics.

Wholesale - TD Securities Average 23% return in the last 2 years (1) Proactive Risk Management Strategy Niche global capital market business with a leading credit derivatives franchise #1 in equity block trading (2) #3 in fixed income (3) #2 in government & corporate underwriting (4) Full Service Domestic Franchise; High ROE (1) Based on adjusted earnings for fiscal year 2005 as described on slide #3. (2) Source: Starquote. (3) Source: IDA report. (4) Source: Bloomberg League Tables.

Strong Earnings Performance As explained on slide #3, the Bank's financial results prepared in accordance with Canadian GAAP are referred to as "reported" results. The Bank also utilizes "adjusted" earnings (i.e., reported earnings excluding amortization of intangibles and other "items of note") to assess each of its businesses and measure overall Bank performance. Adjusted earnings and adjusted EPS are not defined terms under Canadian GAAP and may not be comparable to similar terms used by other issuers. See page 14 of the 2005 Annual Report for an explanation of how the Bank reports and a reconciliation of adjusted earnings and adjusted EPS to reported results. Reported earnings for FY 2005 and FY 2004 were Cdn$2.2 billion in each year, for FY 2003 was Cdn$1.0 billion, and reported EPS for FY 2005, FY 2004 and FY 2003 were Cdn$3.20, Cdn$3.39 and Cdn$1.51 respectively. Adjusted EPS (diluted) 2003 2004 2005 Q1/06 EPS adjusted 2.98 3.77 4.14 1.15 2003 2004 2005 Q1/06 Earnings 1946 2485 2861 1.15 Adjusted Earnings C$2.5B C$2.9B C$4.14 C$3.77 C$2.98 C$1.9B 27% 10% 28% 15%

Q1 2004 Q2 2004 Q3 2004 Q4 2004 Q1 2005 Q2 2005 Q3 2005 Q4 2005 Q1 2006 TD Bank (as per ownership level of BNK) 0.0229 0.0236 0.0231 0.0238 0.0267 0.0247 0.0251 0.0255 0.0279 TD Bank (as per sup pack) 0.0229 0.0236 0.0231 0.0238 0.0267 0.0239 0.0227 0.0233 0.0248 Ex BNK 0.0267 0.0251 0.026 0.0262 0.0307 Cdn Peer 0.0174 0.0177 0.0175 0.0163 0.0187 0.0179 0.0183 0.0173 0.0194 U.S. Peer 0.0204 0.0218 0.0145 0.0202 0.02 0.021 0.0193 0.0204 0.0193 Delivering the Best Return for Risk Undertaken (1)TD - adjusted for items of note as reported quarterly from Q4/04 through Q1/06. Canadian Peers - other big 4 banks adjusted on a comparable basis to exclude identified non-underlying items other than Q4/05 and Q1/06 impact of reserves for hurricane claims US Peers - based on SNL Financial database - Net Income before Extraordinary Items to Risk Weighted Assets of the Top 7 U.S. Banks by Market Cap (excl. WAMU). Return on Risk-Weighted Assets (1) CAD Peers 1.94% 1.93% US Peers 2.48% 54 bps Peers

TD Expansion into the U.S. TD is a universal bank in Canada strong domestic foundation delivering high return with low-risk profile generates capital for re-investment Deliver the best return among our Canadian peers for risk undertaken Strong capital position generating about C$1.5B in capital annually for reinvestment Business opportunities in Canada do not require significant capital investment Best Growth Platform in the U.S.

U.S. P&C - TD Banknorth 1 of the 25 largest banks in the U.S. based on total assets TD ownership ~ 56% Nearly 600 branches in 8 northeastern states Total deposits: #1 in Maine, #2 in New Hampshire, #2 in Vermont, #4 in Massachusetts, #6 in Connecticut, #9 in New Jersey (#5 in Bergen County) (1) Upside potential through follow-on acquisitions and organic growth Well positioned for growth in Northeast U.S. (1) Pro Forma assuming the inclusion of Interchange Financial Services Corporation as per TD Banknorth presentation on 'Acquisition of Interchange Financial Services Corporation' dated April 13, 2006.

TD AMERITRADE Translated TD's ownership in TD Waterhouse USA into ownership in one of the three major players in the sector: Allows TD to stay in the industry Significant synergies Value creation for TD with appropriate governance TD Bank USA: Creates capital and operating efficiencies for TD AMERITRADE Maintains necessary governance and regulatory structures for TD Poised for organic growth Excellent, experienced U.S. management team Outstanding strategy - positioned for organic growth: spectrum from active to long-term investor multi-channel distribution system, including branches transaction and asset gathering capabilities A strong national brand The TD AMERITRADE brand will be a powerhouse brand in the brokerage industry

Conclusions Supportive: TD supports TD AMERITRADE's management team and its growth strategy Committed: Increasing TD's investment Ownership currently about 37.5% compared to 32.5% at deal close

Shareholder Return TD 1 Year 2 year 3 Year 16.9% 15.1% 25.9% FY06 YTD 11.2% CDN Peer 12.9% 14.7% 21.5% 9.0% (1) Shareholder return is compounded annually and includes change in share price from October 31, 2002/2003/2004/2005 and F06 YTD is from October 31, 2005 to May 18, 2006 plus dividends paid but not reinvested. (2) Canadian peer group includes RBC, BNS, CIBC and BMO. (3) US peer group includes C, BAC, JPM, WFC, WB, USB and WM. US Peer 4.7% 5.9% 13.9% 11.4% 16.9% US$ Return 14.3% US$ Return 21.2% 22.4% 38.2% 17.2% 21.9% 33.5%

Growth • Retention • Yield

Safe Harbor This document contains forward-looking statements within the meaning of the federal securities laws. We intend these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws. In particular, any projections regarding our future revenues, expenses, earnings, capital expenditures, effective tax rates, client trading activity, accounts, stock price or anticipated benefits of the TD Waterhouse transaction, as well as the assumptions on which such expectations are based, and future operations are forward-looking statements. These statements reflect only our current expectations and are not guarantees of future performance or results. These statements involve risks, uncertainties and assumptions that could cause actual results or performance to differ materially from those contained in the forward-looking statements. These risks, uncertainties and assumptions include general economic and political conditions, interest rates, market fluctuations and changes in client trading activity, increased competition, systems failures and capacity constraints, ability to service debt obligations, integration associated with the TD Waterhouse transaction, realization of synergies from the TD Waterhouse transaction, effects of new pricing structure, regulatory and legal matters and uncertainties and other risk factors described in our latest Annual Report on Form 10-K, filed with the SEC on Dec. 14, 2005, and in our Quarterly Report on Form 10-Q filed on May 9, 2006. These forward- looking statements speak only as of the date on which the statements were made. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. These slides are part of the Company's Analyst Day/Investor Day Presentation and should be considered together with the presenter's comments, which are available on www.amtd.com.

Growing & Expanding the Franchise Client Segments Considerations Results Current Performance Specific Opportunity Competitive Advantage Active Trader Long-Term Investor Registered Investment Advisor Growth Retention Yield

Outperform Source: Company filings and websites. (1) Combined Ameritrade and TD Waterhouse results for fiscal 2005, adjusted to assume the new MMDA agreement. (2) TDA combined plus the realization of synergies, intangible asset amortization and interest on borrowings. (3) PE based upon '07 EPS consensus estimates and current stock price as of close 5/15/06. Comparative Forward PE (3) TDA Future TDA ET SCHW East 18.3 13.7 14.2 18.3 ? 13.7 14.2 18.3 Pre-Tax Income and Margin - FY 2005 ($ Millions) SCHW ET TDA Combined TDA with Synergies PTI 1202 620 688 1050 Headcount 0.27 0.36 0.38 0.53 (2) (1)

Outperform Share of Trading Revenues (1) Percent TDA SCHW ET (1) Source: Company filings and websites. (2) Mid-point of 2006 Outlook. TDA Non-Commission Revenues $ Millions 65% CAGR (2)

Legacy AMTD Virtual Self-Directed Validator Delegator Physical Desired Experience Investing Behavior >6 M accounts 100 branches Single, common platform Comprehensive trading, investing and advisor solutions Serving Individual Investors

Mass Affluent Opportunity 100% ~ $560B TDA Wallet Share of Investable Assets (2) All TDA Mass Affluent Clients, Percent (1) Source: Forrester Research, Inc., June 10, 2005. (2) TD Ameritrade Market Research Estimate Household Wealth Demographics - TDA vs Total Percent 62% 33% 5% Affluent (> $1M) Mass-Affluent ($100k to $1M) Mainstream (< $100K) US Population by Household (1) TDA Clients 41% 49% 10%

Comparative Revenue Breakdown Targeting growth in all asset areas Disproportionate growth in: Retirement assets Fixed Income Funds and Equivalents Can do it with higher yield (more profitably) than competition Estimated Revenue on Client Assets (1) ET, SCHW, & TDA (1) Source: Merrill Lynch estimates based on calendar 2005 data.

Beneficial Macro Trends Brokerage Industry Consolidation Generational Wealth Transfer Pension & Soc. Sec. Privatization Mutual Fund Displacement Tremendous wealth to more computer literate and self-directed generation Core asset management vehicle will be exchange traded TD AMERITRADE uniquely positioned to capture disproportionate share Guidance and advice will be a key requirement Ability to consolidate and integrate will continue to drive value

TD AMERITRADE

Innovation

A History of Product Innovation

- Touch tone trading
- Internet trading
- Wireless trading
- Streamer
- Direct Access
- Trailing Stops
- TradeTriggers
- QuoteScope
- Amerivest (1)
- SnapTicket
- Market Motion Detector


STREAMER
AMERITRADE
AMERITRADE Command Center
QUOTESCOPE
AMERITRADE
SELL
BUY
MSFT
BUY
SELL

(1) Amerivest is an online investment advisory service of Amerivest Investment Management, LLC, an SEC registered investment advisor. Brokerage services are provided by TD AMERITRADE, Inc., member NASD/SIPC. TD AMERITRADE, Inc. and Amerivest Investment Management, LLC are both wholly owned subsidiaries of TD AMERITRADE Holding Corporation.

36

Efficiency

Transactions per FTE – Clearing [1]

Retail Trades



> 4X
118,998
27,662
17,353
14,553
24,864
Group I
Group II
Group III
All Firms
TDA

Revenue per FTE [2]

$000s, Twelve Months ending 12/05



588
487
387
301
274
AMTD
ET
ST
FID
SCHW

(1) Source: 2003 SIA Operations survey.
Group I (includes TDA) – Firms that are self-clearing and clear for others.
Group II – Firms that are self-clearing, but do not clear for others.
Group III – Firms that clear through others.
(2) Source: Morningstar; AMTD is Ameritrade only, for Fidelity & ScottTrade – estimates based on press releases and company web sites.

37

Productivity Maintenance New Development East 0.3 0.7 Technology Allocation Development budget New Development Maintenance Average Development Productivity (Projects/Headcount) As a percentage of FY02 FY02 FY03 FY04 FY05 Projects/Headcont 1 1.33 1.51 1.99 Headcount 1 0.81 0.77 0.8 Projects 1 1.08 1.17 1.59 100% Increase

Leveraging Scale Through JVs Revenue Execution Risk Product Infill Strategic Partnerships Distribution & Service Leverage Platform Service for Asset Managers Advisor Networks Content Providers Asset Managers with Similar Philosophy Intermediary Channels Avoid Product Manufacturers Content Providers

Acquisitive Growth Transformational Accounts Products/Tools Accounts & Products/Tools Related Diversification Small & Mid-sized brokers & Trading Technology firms Scale Merger or Acquisition Firms at growth crossroads Deal Size

Basis of Differentiation High Growth High Margin Low Risk Technology Company Low-cost, scalable, platform Low Capex 85% Incremental Margin Innovation 10-12 week cycles People & Culture Client service Productivity Leadership Training Morale Business Model Agency only Transparency Low Risk Bank relationship

TD AMERITRADE, Inc., member NASD/SIPC. TD AMERITRADE is a trademark jointly owned by TD AMERITRADE IP Company, Inc. and The Toronto-Dominion Bank. (c) 2006 TD AMERITRADE IP Company, Inc. All rights reserved. Used with permission. Growth • Retention • Yield

Safe Harbor This document contains forward-looking statements within the meaning of the federal securities laws. We intend these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws. In particular, any projections regarding our future revenues, expenses, earnings, capital expenditures, effective tax rates, client trading activity, accounts, stock price or anticipated benefits of the TD Waterhouse transaction, as well as the assumptions on which such expectations are based, and future operations are forward-looking statements. These statements reflect only our current expectations and are not guarantees of future performance or results. These statements involve risks, uncertainties and assumptions that could cause actual results or performance to differ materially from those contained in the forward-looking statements. These risks, uncertainties and assumptions include general economic and political conditions, interest rates, market fluctuations and changes in client trading activity, increased competition, systems failures and capacity constraints, ability to service debt obligations, integration associated with the TD Waterhouse transaction, realization of synergies from the TD Waterhouse transaction, effects of new pricing structure, regulatory and legal matters and uncertainties and other risk factors described in our latest Annual Report on Form 10-K, filed with the SEC on Dec. 14, 2005, and in our Quarterly Report on Form 10-Q filed on May 9, 2006. These forward- looking statements speak only as of the date on which the statements were made. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. These slides are part of the Company's Analyst Day/Investor Day Presentation and should be considered together with the presenter's comments, which are available on www.amtd.com.

Active Trader Long-Term Investor Registered Investment Advisor Client Segments Execution/Measures Results Trades Assets Accounts Growth Retention Yield "A Comprehensive, Coordinated Execution Plan"

Value-based Behavioral Ideas for Products Attitudinal Segmentation Methods Traders & Investors

Definition of Value Proposition The perception of the difference between the price paid and the products and services received creates the "value." Value = Product + Service + Price

We make sure traders are prepared and poised for success by delivering: Quality of the trade... fast access to markets, getting the best available price Insight into current market trends... innovative tools that help traders spot and seize potential opportunities quickly (1) Outstanding client support... independent research and analyst reports to personal service they can count on Simple and straightforward pricing Active Trader Value Proposition (1) Market volatility, volume and system availability may delay account access and trade executions.

TD AMERITRADE

Quality of the Trade

- Percentage of Sales Receiving Price Improvement

March 2006



70%
60%
50%
40%
30%
20%
10%
0%
60%
18%
59%
17%
50%
17%
56%
12%
57%
12%
68%
12%
S&P 100
S&P 500
All Listed
NASDAQ 100
All NASDAQ
QQQQ
TD AMERITRADE
Industry Average

Data provided is exclusive to Ameritrade, Division of Ameritrade Inc., market and marketable limit orders for at least 100 shares and up to 499 shares of NASDAQ National Market and Listed securities executed from 9:45 a.m. ET until 4:00 p.m. ET within the month noted. Data may be derived from orders as measured on the first partial fill, exclusive of subsequent partial fills on the same order. All orders for securities trading in locked or crossed markets are excluded. Data is derived from Market Systems, Inc., an independent third-party vendor that is not affiliated with TD AMERITRADE Holding Corporation.

Execution price, speed and liquidity are affected by many factors, including market volatility, size and type of order and available market centers. Prices can change quickly in fast market conditions, resulting in an execution price very different from the quote displayed at order entry.

49

Market Motion Detector Unique analytics tool Identifies potentially significant trends Shows 3 key aspects of stock price changes: Speed of price moves Acceleration of the change Volume behind it Insight into the Market For illustrative purposes only.

TD AMERITRADE and Investor's Business Daily are separate, unaffiliated companies. TD AMERITRADE is not responsible for information, opinions or services provided by Investor's Business Daily or other third parties. Content is provided for illustrative and educational use only and is not a recommendation or solicitation to purchase any specific security. Investor's Business Daily is a registered trademark of Investor's Business Daily, Inc. Market Huddle Weekly Webcast Provides a head start on each trading week Clients discover first-hand what third-party pros are watching - and learn why Outstanding Client Support For illustrative purposes only.

We offer investors the right solution in a powerfully unique way: Independent research... we focus on what the client needs to buy, not what we need to sell Guidance... from web-based asset allocation models to face-to-face portfolio reviews Wide range of solutions... what investors in our target segment need, from cash management to retirement planning Excellent Value... so more of our clients' money ends up working for them and their goals Long-Term Investor Value Proposition

Independent Research Consolidation of independent opinions For illustrative purposes only.

Self-directed Risk-profiled asset allocation of ETFs Auto-pilot Guidance Amerivest (1) (1) Amerivest is an online investment advisory service of Amerivest Investment Management, LLC, an SEC registered investment advisor. Brokerage services are provided by TD AMERITRADE, Inc., member NASD/SIPC. TD AMERITRADE, Inc. and Amerivest Investment Management, LLC are both wholly owned subsidiaries of TD AMERITRADE Holding Corporation. Define your goal Assess your risk tolerance View the recommended asset allocation Execute your new investment plan Review and rebalance your portfolio

Wide Range of Solutions Cash Management FDIC account sweep (to come) (1) Money Market Funds CDs Checking Electronic funds transfer New debit card program (to come) Retirement No annual fee IRAs 401K Rollovers Income distribution (to come) (1) Non-deposit investments are not FDIC insured or bank guaranteed and are subject to investment risk, including possible loss of the principal invested.

Evaluating the Value Propositions

Continual Optimization Net new assets Metrics Awareness/intent Gross new accounts Trades per day Attrition Unprofitable clients Market Factors Media channels Product emphasis Messaging Potential Actions Product dev. Service offering Usage pricing Economic conditions Competitor price changes Competitor product launches

TD AMERITRADE, Inc., member NASD/SIPC. TD AMERITRADE is a trademark jointly owned by TD AMERITRADE IP Company, Inc. and The Toronto-Dominion Bank. (c) 2006 TD AMERITRADE IP Company, Inc. All rights reserved. Used with permission. Growth • Retention • Yield

Safe Harbor This document contains forward-looking statements within the meaning of the federal securities laws. We intend these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws. In particular, any projections regarding our future revenues, expenses, earnings, capital expenditures, effective tax rates, client trading activity, accounts, stock price or anticipated benefits of the TD Waterhouse transaction, as well as the assumptions on which such expectations are based, and future operations are forward-looking statements. These statements reflect only our current expectations and are not guarantees of future performance or results. These statements involve risks, uncertainties and assumptions that could cause actual results or performance to differ materially from those contained in the forward-looking statements. These risks, uncertainties and assumptions include general economic and political conditions, interest rates, market fluctuations and changes in client trading activity, increased competition, systems failures and capacity constraints, ability to service debt obligations, integration associated with the TD Waterhouse transaction, realization of synergies from the TD Waterhouse transaction, effects of new pricing structure, regulatory and legal matters and uncertainties and other risk factors described in our latest Annual Report on Form 10-K, filed with the SEC on Dec. 14, 2005, and in our Quarterly Report on Form 10-Q filed on May 9, 2006. These forward- looking statements speak only as of the date on which the statements were made. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. These slides are part of the Company's Analyst Day/Investor Day Presentation and should be considered together with the presenter's comments, which are available on www.amtd.com.

TD AMERITRADE

Driving Growth, Retention and Yield

Brand → Growth, Retention, Yield

Client Segments	Growth	Retention	Yield
Active Trader	Brand Ads DRTV Direct Mail	Apex [1] Market Huddle	Tool Activation
Long-Term Investor	Brand Ads DRTV Direct Mail	Webcasts Apex	Amerivest [2]
Registered Investment Advisor	Trade Advertising Conferences	Newsletters Sales Support	Sales Support

(1) Apex qualification is based on an average of five trades per month over a three-month period, or a $100,000 total account value. Apex membership may also be granted on a free trial basis. Qualification is reviewed every three months.

(2) Amerivest is an online investment advisory service of Amerivest Investment Management, LLC, and SEC registered investment advisor. Brokerage services are provided by TD AMERITRADE, Inc., member NASD/SIPC. TD AMERITRADE, Inc., and Amerivest Investment Management, LLC are both wholly owned subsidiaries of TD AMERITRADE Holding Corporation.

61

Our Target Client Segments and What They Want Traders Investors Fundamental Technical Looking for: Trading tools that give them an edge Best execution (1) Preferential service and support Education Service Mass affluent target "Self-directed" Validator Looking for: Ease in transactions and portfolio tracking Wide range of products Personal service Independent research Service (1) All brokers are obligated to seek best execution of client orders. Execution price, speed and liquidity, however, are affected by many factors, including market volatility, size and type of order, and available market centers.

Brand Platform

Translating the Brand Idea into an Advertising Platform Thrive with Confidence Independence is the spirit that drives successful investors How we want clients to feel The experience, the end result The company we will build Creates an emotional connection Reflects macro trends An idea we can own

Investing Create interest in opening an account among Investors Specific messages focused on their interests Broader target audience through broader media Two Complementary Tiers of Messaging Brand Messaging Generate awareness of new TDA Brand and create consideration Delivered in two major waves for impact in April/May and September Acquisition Messaging Active Trading Create interest in opening an account among Active Traders Specific messages focused on their interests Highly targeted and focused media and messaging

Cost-effective Media Channel Strategy to Generate Awareness and Account Acquisition Awareness/Preference Response/Call To Action Channel Role Network Television Magazines Newspapers Radio Cable Television Direct Mail E-mail Internet Awareness/Consideration Awareness/Consideration Awareness/Consideration Response/Awareness/Call-to-open Response/Awareness/Call-to-open Response/Call-to-open Response/Application Response/Application

The Independent Spirit Introducing:

Independence is the Spirit that Drives America's Most Successful Investors.

The New TD AMERITRADE. An Investor's Company, Not an Investment Company.

Various Measurement Points Exist as Prospects Move from Awareness Intent Action DR offer DR offer DR offer DR offer DR offer DR offer DR offer DR offer DR offer DR offer DR offer DR offer Financial cable Direct mail Online ad Landing pages, microsites Online account process Funded accounts Outbound telemarketing Awareness... inclusion in consideration set

We Will Continuously Measure Our Marketing Effectiveness Phoenix Brand Awareness and Advertising Tracking Direct Response Advertising and Direct Mail Brand Number of funded accounts Quality of accounts measures Apex retention Incremental assets from current clients Client Marketing

TD AMERITRADE, Inc., member NASD/SIPC. TD AMERITRADE is a trademark jointly owned by TD AMERITRADE IP Company, Inc. and The Toronto-Dominion Bank. (c) 2006 TD AMERITRADE IP Company, Inc. All rights reserved. Used with permission. Growth • Retention • Yield

Safe Harbor This document contains forward-looking statements within the meaning of the federal securities laws. We intend these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws. In particular, any projections regarding our future revenues, expenses, earnings, capital expenditures, effective tax rates, client trading activity, accounts, stock price or anticipated benefits of the TD Waterhouse transaction, as well as the assumptions on which such expectations are based, and future operations are forward-looking statements. These statements reflect only our current expectations and are not guarantees of future performance or results. These statements involve risks, uncertainties and assumptions that could cause actual results or performance to differ materially from those contained in the forward-looking statements. These risks, uncertainties and assumptions include general economic and political conditions, interest rates, market fluctuations and changes in client trading activity, increased competition, systems failures and capacity constraints, ability to service debt obligations, integration associated with the TD Waterhouse transaction, realization of synergies from the TD Waterhouse transaction, effects of new pricing structure, regulatory and legal matters and uncertainties and other risk factors described in our latest Annual Report on Form 10-K, filed with the SEC on Dec. 14, 2005, and in our Quarterly Report on Form 10-Q filed on May 9, 2006. These forward- looking statements speak only as of the date on which the statements were made. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. These slides are part of the Company's Analyst Day/Investor Day Presentation and should be considered together with the presenter's comments, which are available on www.amtd.com.

"A Comprehensive, Coordinated Execution Plan" Segments Key Drivers New Account Team Local Branch Network National Branch Amerivest (1) Delivery Investment Centers Results Growth Retention Yield Metrics New Accounts Gross Assets Net New Assets Revenue (1) Amerivest is an online investment advisory service of Amerivest Investment Management, LLC, an SEC registered investment advisor. Brokerage services are provided by TD AMERITRADE, Inc., member NASD/SIPC. TD AMERITRADE, Inc. and Amerivest Investment Management, LLC are both wholly owned subsidiaries of TD AMERITRADE Holding Corporation.

What is Retail Sales? National Branch Local Branch Network Amerivest Delivery New Account Team Investment Centers Retail Sales Distribution Network

Spectrum of Sales New Account Team Local Branch Network National Branch Amerivest Delivery Investment Centers Locations Omaha 103 Nationwide Ft. Worth Ft. Worth New York, Orlando, Beverly Hills Primary Focus Grow Grow / Retain Grow / Retain Yield / Retain Yield / Retain Investor Guidance Light Medium Medium Heavy Heavy Goals New Accounts Gross Assets Net New Assets New Accounts Gross Assets Net New Assets New Accounts Revenue Revenue DEPTH OF RELATIONSHIP Light Heavy GUIDANCE

How Branches Add Value The presence of a branch creates faster market share growth related to client assets and new accounts. Accounts opened in branches fund more quickly, more frequently and at higher amounts. Accounts opened in branches generate more than double the revenue of those originated online and tend to experience lower attrition. Halo Effect Face of the brand - brings online experience to life Advisor referral business

Right Places for the Right Reasons Footprints rationalized for combined firm Physical location within driving distance of 80% of the client base Branch located in every major DMA Annually review performance against targets We have developed an approach to ranking markets and placing branches that is based on market size and growth of population and assets.

Retail Scorecard Retail Scorecard Retail Scorecard Retail Scorecard Month Plan vs. Actual % Change Staff Contacts/Day Assets - Net Gross New Accounts Referrals Conversions Retail is Detail Success depends on a macro as well as a micro view of key sales measures Pay for performance culture Clear focus on accountabilities

TD AMERITRADE

Growing All Client Segments

Active Trader	Long-Term Investor	Registered Investment Advisor
Apex[1] Events	Apex Events	Advisor Days
Consolidation Campaign	Activate/Assist Campaign	Buy & Hold
	Pricing Campaign	
	Amerivest[2] Campaign	

Growth – Retention – Yield

(1) Apex qualification is based on an average of five trades per month over a three-month period, or a $100,000 total account value. Apex membership may also be granted on a free trial basis. Qualification is reviewed every three months.
(2) Amerivest is an online investment advisory service of Amerivest Investment Management, LLC, an SEC registered investment advisor. Brokerage services are provided by TD AMERITRADE, Inc., member NASD/SIPC. TD AMERITRADE, Inc. and Amerivest Investment Management, LLC are both wholly owned subsidiaries of TD AMERITRADE Holding Corporation.

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TD AMERITRADE, Inc., member NASD/SIPC. TD AMERITRADE is a trademark jointly owned by TD AMERITRADE IP Company, Inc. and The Toronto-Dominion Bank. (c) 2006 TD AMERITRADE IP Company, Inc. All rights reserved. Used with permission. Growth • Retention • Yield

Safe Harbor This document contains forward-looking statements within the meaning of the federal securities laws. We intend these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws. In particular, any projections regarding our future revenues, expenses, earnings, capital expenditures, effective tax rates, client trading activity, accounts, stock price or anticipated benefits of the TD Waterhouse transaction, as well as the assumptions on which such expectations are based, and future operations are forward-looking statements. These statements reflect only our current expectations and are not guarantees of future performance or results. These statements involve risks, uncertainties and assumptions that could cause actual results or performance to differ materially from those contained in the forward-looking statements. These risks, uncertainties and assumptions include general economic and political conditions, interest rates, market fluctuations and changes in client trading activity, increased competition, systems failures and capacity constraints, ability to service debt obligations, integration associated with the TD Waterhouse transaction, realization of synergies from the TD Waterhouse transaction, effects of new pricing structure, regulatory and legal matters and uncertainties and other risk factors described in our latest Annual Report on Form 10-K, filed with the SEC on Dec. 14, 2005, and in our Quarterly Report on Form 10-Q filed on May 9, 2006. These forward- looking statements speak only as of the date on which the statements were made. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. These slides are part of the Company's Analyst Day/Investor Day Presentation and should be considered together with the presenter's comments, which are available on www.amtd.com.

"A Comprehensive, Coordinated Execution Plan" (1) Amerivest is an investment advisory service of Amerivest Investment Management, LLC, an SEC registered investment advisor. Brokerage services are provided by TD AMERITRADE, Inc., member NASD/SIPC. TD AMERITRADE, Inc. and Amerivest Investment Management, LLC are both wholly owned subsidiaries of TD AMERITRADE Holding Corporation. Registered Investment Advisors Growth Sales Marketing Public Relations Retention Business Solutions Consultants Service Teams Yield AdvisorDirect Amerivest (1)

Typical Advisor Profile Typical Advisor's Client Independent Registered Investment Advisor (RIA) - former stockbroker, insurance salesman, etc. Clients, not employees Fiercely independent Fee-based, charging a percentage of assets under management (1% average) High net worth individuals that are "delegators" See value in advisor's fee and are willing to pay it Will stay with advisor through market swings TD AMERITRADE Institutional TD AMERITRADE Institutional, Division of TD AMERITRADE, Inc., member NASD/SIPC.

TDA Institutional Process & Offer Investors Advisor TDA Provides Execution, Clearing & Custody Provides Financial Advice Directs Client to Open TDA Account Complete TDA Application Sends Client Activity TD AMERITRADE, Inc., member NASD/SIPC, receives clearing and custodial services from Ameritrade, Inc., member NASD/SIPC, and National Investor Services Corporation (NISC), member NYSE/SIPC. TD AMERITRADE, Ameritrade and NISC are subsidiaries of TD AMERITRADE Holding Corporation.

Historical Performance: Success in Up & Down Markets Source: Legacy TD Waterhouse Research S&P 500 ? 40% DJIA ? 27% NASDAQ ? 67% $9 $13 $14 $17 $26 $34 $45 0 10 20 30 40 50 1999 2000 2001 2002 2003 2004 2005 TDW IFA Assets (Billions of Dollars) S&P 500 ? 42% DJIA ? 28% NASDAQ ? 65% RIA Assets ? 89% RIA Assets ? 165% Combined TD AMERITRADE Institutional Y/Y asset growth: +36.5% S&P 500: +13.3% (4/30/05- 4/30/06)

Economics of Asset Gathering Revenues are approximately: 65% fee-based 35% commission-based Profit margins are comparable to retail. Assets are acquired through a sales team and small marketing budget while leveraging the trading and custody platform of the retail business. Payback is less than one year. Source: Legacy TD Waterhouse estimates, fiscal 2005

Sources of Growth Full-Commission Brokers Competitors East 0.7 0.3 Net New Assets Breakdown 30% 70% Competitors Full-Commission Brokers Source: Legacy TD Waterhouse estimates, fiscal 2005

Landscape of the Industry Market Share has Shifted Full-Commission market share has declined 23% from 2001 Independent RIA's market share has increased 71% during the same period Source: Celent Communications, May 2004 and TD AMERITRADE Proprietary Research. Full-Commission Brokerage Firms Online Brokerage Firms Insurance Companies Retail Banks Bank Trust Departments Independent Broker-Dealers Mutual Fund Companies Independent RIAs East 0.27 0.11 0.01 0.25 0.1 0.05 0.09 0.12 Market Share of U.S. Investable Assets, 2005

Value Proposition Advocacy No Conflicts Service Technology

Service and Technology Service Small, personalized teams mean strong relationships Flexible, responsive, intelligent and accessible Technology Web-based, easy-to-use, open-architecture platform Proprietary research has indicated that advisors working with TDA Institutional are more satisfied with our advisor platform

Advocacy What It Is: The rule allows stock brokers to offer RIA-like services without being held to the same fiduciary standards. One service - Two sets of rules Our Position: This creates confusion and exposes investors to potential harm. Action taken: Two SEC comment letters, one advisor and two investor surveys, media awareness campaign 79% of investors said they'd be less likely to use a brokerage firm (1) Summer 2006: Turnkey educational toolkit Results: TDA Institutional has received widespread recognition for efforts through awards, media coverage and advisor feedback. Builds advisor loyalty - contributing to growth and retention of assets. Broker-Dealer Exemption Rule (1) TD AMERITRADE Investor Perception Survey, 2006.

Evidence of Advocacy "TD Waterhouse said the fight should be decided in favor of investors, not planners or brokers." - Dow Jones, Nov. 22, 2004 "I think TD AMERITRADE is smart to draw attention to themselves by doing this," said Stephen D. Johnson with Johnson & Marrotta Assets Management Inc. of Palo Alto, Calif., which manages $140 million. "It will certainly cause advisers to look at them anew as a custodian." - Investment News, May 15, 2006 "Waterhouse ramps up fight on Merrill Rule" - Investment News, Sept. 12, 2005

No Conflicts Unlike competitors, only TDA can assert no conflicts of interest. Our business model does not present direct competition for RIAs No pressure to sell proprietary product AdvisorDirect is primary solution for high net worth delegators

AdvisorDirect Program has Experienced Significant Year over Year Growth Retail saves a client Advisor gains a client TDA receives ongoing referral fee in addition to core service revenues Total New Program Assets ($ Millions)

TD AMERITRADE

AdvisorDirect

The AdvisorDirect program appears to have a meaningful impact on asset growth and revenue generation

Key Total Client Metrics for AdvisorDirect Clients

Metric	AdvisorDirect [1] Conversion Period	Post AdvisorDirect [2] Conversion
Avg. Assets	+ 31%	+ 44%
Avg. Revenue (annualized)	+127%	+ 27%

Source: EIS Database & Client Analytics
(1) Definitions: "AdvisorDirect Conversion Period" is defined as the month of AND the one month after AD conversion.
(2) "Post AdvisorDirect Conversion" is defined as the months after the AD period.
Note: Only accounts with history of at least 3 months prior to and 3 months post AD conversion are included in evaluation (representing 923 accounts for the period Sep '04 to Jan'06).

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Conclusion We believe the RIA business will play an important role in TDA'S future success. We are excited about this business. Historically successful Huge opportunities for growth We have a clear vision for how we will grow. Target market - Independent Fee-based RIAs How we will differentiate our offering - Advocacy, No Conflicts, Service and Technology We know what we need to succeed. Maintain our service reputation Continue to work on our offering Continue to tell our story

TD AMERITRADE, Inc., member NASD/SIPC. TD AMERITRADE is a trademark jointly owned by TD AMERITRADE IP Company, Inc. and The Toronto-Dominion Bank. (c) 2006 TD AMERITRADE IP Company, Inc. All rights reserved. Used with permission. Growth • Retention • Yield

Safe Harbor This document contains forward-looking statements within the meaning of the federal securities laws. We intend these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws. In particular, any projections regarding our future revenues, expenses, earnings, capital expenditures, effective tax rates, client trading activity, accounts, stock price or anticipated benefits of the TD Waterhouse transaction, as well as the assumptions on which such expectations are based, and future operations are forward-looking statements. These statements reflect only our current expectations and are not guarantees of future performance or results. These statements involve risks, uncertainties and assumptions that could cause actual results or performance to differ materially from those contained in the forward-looking statements. These risks, uncertainties and assumptions include general economic and political conditions, interest rates, market fluctuations and changes in client trading activity, increased competition, systems failures and capacity constraints, ability to service debt obligations, integration associated with the TD Waterhouse transaction, realization of synergies from the TD Waterhouse transaction, effects of new pricing structure, regulatory and legal matters and uncertainties and other risk factors described in our latest Annual Report on Form 10-K, filed with the SEC on Dec. 14, 2005, and in our Quarterly Report on Form 10-Q filed on May 9, 2006. These forward- looking statements speak only as of the date on which the statements were made. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. These slides are part of the Company's Analyst Day/Investor Day Presentation and should be considered together with the presenter's comments, which are available on www.amtd.com.

Staffing Reductions Jersey City Call Center Closed Closed 44 Branches Order Routing Transitioned Converted Introducing Broker/Dealer Clearing Conversion - Estimated Completion Jan. '07 Integration Milestones

Revenue Opportunities 64% Ahead of Original Goal (1) Balance and rate data used to calculate original $200M of Revenue Opportunity. (2) Increase of $200M vs. Mar '05 Baseline including balance movement from Money Market Fund to MMDA. (3) Adjusted March column Investable Assets based on March Avg. Monthly balances and rates, with an additional adjustment to rates for the March 28 Federal Rate move. (4) Adjustment of balances to eliminate growth in balances, and new asset classes including in Net Interest Margin (i.e. Securities Borrowing). (1) (2) (3)

Expense Synergies on Target Quarters Annualized ($ Millions) $328M Synergies $1,616 $1,839 $1,989 $661 $732 $533 $333

$2.1B $1.4B Q2FY06 Q4FY07 Debt Outstanding - Average $1.0B Debt to EBITDA 1.01x 2.14x Q2FY06(1) Q4FY 07 0.78x 2.5x Investment grade 1.75x 1x (1) Mid-point of 2007 Outlook (2) EBITDA excludes Gain on sale of Knight Capital Structure No Prepayment Penalties Additional Debt Capacity FY 07(1) FY 07(1)

Oct - 98 Oct - 99 Oct - 00 Oct - 01 Oct - 02 Oct - 03 Oct - 04 Oct - 05 Net Interest Spread 0% 1% 2% 3% 4% 5% 6% 7% Oct - 98 Oct - 99 Oct - 00 Oct - 01 Oct - 02 Oct - 03 Oct - 04 Oct - 05 Seg Cash Free Credits Net Interest Spread Interest Rate Risk is Inherent in Our Business Gap Risk Apparent in Previous Interest Rate Environment Floor Risk Magnified the Impact

Gap Risk $15.4B Free Credits & MMDA 0 1 6 12 18 24 36 48 Time (in months) ASSETS (avg bal.) LIABILITIES (avg bal.) Seg Cash Bank Invest $5.7B Bank Invest Bank Invest $1.2B $5.7B Bank Invest $3.5B $5.0B Bank Invest FY07 $10.7B Extended TD Bank Financial Group has an investment in TD AMERITRADE public stock.

$100M Additional Yield Opportunity $300M+ Realized Yield Curves - Mar. '05 vs Mar. '06 2.00 2.50 3.00 3.50 4.00 4.50 5.00% Overnight 3 Month 6 Month 1 Year 2 Year 3 Year 5 Year 10 Year 3/31/05 Mar. '06 Mar. '05 03/30/06 $314M $328M $200M

Foundation of Extension Strategy Capital Efficient Accelerated Timeline

Risk Summary Money Market Deposit Account Market Risk ? Agency-Only = N/A Interest Rate Risk ? Nominal Gap Risk ? Managed Credit Risk ? Limited Capital Deployed ? Zero

Actual Midpoint Outlook Change Next 6 Quarters Q2 Actual -Over Outlook New Accounts 140K 96K 46% 106K/Q Net New Accounts 79K 8K 888% 16K/Q 63K/Q Qualified Accounts(1) 3,293K 3,240K 53K 13K/Q Investable Assets $24.3B $23.2B $1.1B $0.7B/Q $0.4B/Q Yield 3.70%(2) 3.57% 13 bps 3.78% Trades/TPD 15.8M/ 254K 13.4M/ 216K 18% 14.7M/Q 230K 24K/Day (1) Ending amounts. (2) Actual yield for Q2FY06 adjusted for impact of March 28, 2006 Fed Rate increase. Q2 ? ? ? ? ? ? Recent Growth Trends

Sensitivity

Annualized EPS Sep Q '07 Outlook Midpoint, Annualized $1.16(1) Yield, May 10th 25bps Increase 0.02 Net New Accounts, 378K Additional (63K x 6Q's) 0.15 Investable Assets, $2.4B Additional ($0.4B x 6Q's) 0.10 Trades Per Day, Same Activity Rate as Mar Q, 24K TPD 0.08 Estimated EPS with all Sensitivity Items $1.51 (1) EPS Outlook Mid-point of September quarter ($0.29) multiplied by four. Earnings Power Sensitivity

Integration Milestones - On Track Capital Structure - Pay down debt; increased capacity & improved flexibility Net Interest Spread - Lock in favorable rates EPS Sensitivity Modest Growth No value proposition uplift No cross-sell of investor products to traders No leverage from new sales culture Guidance Philosophy Our Focus Active Trader, Long-term Investor, RIA Mass Affluent Growth/Retention/Yield Conclusions

TD AMERITRADE, Inc., member NASD/SIPC. TD AMERITRADE is a trademark jointly owned by TD AMERITRADE IP Company, Inc. and The Toronto-Dominion Bank. (c) 2006 TD AMERITRADE IP Company, Inc. All rights reserved. Used with permission. Growth • Retention • Yield